AIP ALTERNATIVE STRATEGIES FUNDS

Alpha Hedged Strategies Fund
Beta Hedged Strategies Fund
 (the “Funds”)

No Load Shares
Class C Shares

Supplement dated October 2, 2009
to the Prospectuses and Statement of Additional Information (“SAI”)
dated April 30, 2009, as supplemented

Investment Objective and Benchmarks

The Board of Directors of the Alpha Hedged Strategies Fund (the “Alpha Fund”) has approved a change to the Alpha Fund’s objective.  Effective October 1, 2009, the investment objective found on page 1 of each Prospectus is deleted and replaced with the following:

Alpha Hedged Strategies Fund
Alpha seeks to achieve consistent returns with low correlation to traditional financial market indices.  Alpha uses the S&P 500® Index and the Hedge Fund Research, Inc. (“HFRI”) Fund of Funds Composite Index as its benchmarks.

The Distributor

Additionally, effective October 1, 2009, Hatteras Capital Distributors, LLC serves as the distributor of the Funds and Quasar Distributors, LLC serves as sub-distributor.  As a result, the first paragraph under the section entitled “The Distributor” on page 33 of the SAI is deleted and replaced with the following:

THE DISTRIBUTOR

Hatteras Capital Distributors, LLC, 8540 Colonnade Center Drive, Suite 401, Raleigh, NC 27615 (the “Distributor”) serves as the principal underwriter and national distributor for the shares of the Funds pursuant to a Distribution Agreement with the Trust (the “Distribution Agreement”).  The Distributor is registered as a broker-dealer under the Securities Exchange Act of 1934 and each state’s securities laws and is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”).  The offering of the Funds’ shares is continuous.  The Distribution Agreement provides that the Distributor, as agent in connection with the distribution of Fund shares, will use its best efforts to distribute the Funds’ shares.  Hatteras Capital Distributors, LLC is an affiliate of the Advisor.  Quasar Distributors, LLC serves as the Funds’ sub-distributor pursuant to a sub-distribution agreement with the Funds and the Distributor.

PLEASE RETAIN THIS SUPPLEMENT WITH THE
PROSPECTUS AND SAI FOR FUTURE REFERENCE